SUPPLEMENT DATED DECEMBER 31, 2009 TO THE PROSPECTUS DATED SEPTEMBER 29, 2009




              ROBECO-SAGE MULTI-STRATEGY INSTITUTIONAL FUND, L.L.C.
                                  (the "Fund")



                   The following information supplements the Prospectus, effective January 1, 2010:

                   The minimum initial investment (other than for investors that are affiliated with the Adviser or a Selling Agent, as described in the Prospectus) is reduced from $100,000 to $50,000. All references in the Prospectus relating to the minimum initial investment or the related minimum account balance requirement are revised accordingly.


                   Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.






               Please retain this Supplement for future reference.